Exhibit 10.1

                                    AGREEMENT

     This AGREEMENT is entered into effective as of the 12th day of February 2002, by and among TNCI UK LIMITED, a company incorporated under the laws of England and Wales ("TNCI UK"), GLOBAL TECHNOLOGIES, LTD., a Delaware corporation ("Global"), Ocean Castle Partners LLC, a Delaware limited liability company ("Ocean Castle"), the Gross Investment Company LP ("GIC"), and Irwin L. and Linda Gross, as joint tenants with right of survivorship (the "Grosses").

                                   BACKGROUND

          A. Global previously owned 60% of the outstanding equity of TNCI UK. TNCI UK's working capital is currently depleted. Global does not have capital available to satisfy TNCI UK's financing needs.

          B. Global and Ocean Castle have secured financing for TNCI UK that it is anticipated will allow it to remain viable for up to another 12 months. The investor will not make the investment unless: (1) it will control TNCI UK based on the amount of equity obtained in connection with the financing; (2) it will have the ability to designate a majority of the Board of Directors of the TNCI UK; (3) Global converts all but $45,000 of debt owed by TNCI UK to Global into equity (it being understood that such conversion will result in Global acquiring 4,000,000 ordinary shares (the "Conversion Shares") of 1p each in the capital of TNCI UK ("Ordinary Shares"), and (4) Global waives any rights that it has with respect to its preference shares of TNCI UK (the "Preference Shares") that are in addition to rights Global would have as an ordinary shareholder until it can convert its preference shares into Ordinary Shares, and that Global will so convert its Preference Shares as soon as it is possible for it to do so.
Recognizing that without this investment Global's investment in TNCI UK will likely be worthless, Global has agreed to such conversion and waiver. The $45,000 debt shall be represented by a new note in substantially the form of Exhibit "A" attached hereto. The terms of the investment described above are set out in the Subscription Agreement that has been executed and delivered by the investor, a copy of which is attached hereto as Exhibit "B".

          C. TNCI UK and the investor have agreed that as consideration for its services in securing the financing discussed above, (1) Global shall receive warrants exercisable for 2,069,850 Ordinary Shares (representing 5% of TNCI UK's outstanding share capital) (the form of warrant is attached hereto as Exhibit "C") and a grant of the exclusive distributorship with respect to any of TNCI UK's products or technologies for the rail industry for the United States of America, which by its terms shall terminate upon the bankruptcy of Global; and
(2) TNCI UK shall enter into a two-year consulting and management agreement with Ocean Castle, which such agreement shall provide for, among other things, payment of $33,000 per month (the "Consulting Agreement," the form of which is attached hereto as Exhibit "D").

          D. Global entered into a line of credit note with the Grosses for an aggregate principal amount of $500,000 (the "Gross Note") and with GIC for an aggregate principal amount of $167,000 (the "GIC Note"). Each of these notes is a demand note. There is currently an outstanding balance of $13,000 on the Gross Note and of $60,000 on the GIC Note. The Gross Note and the GIC Note are secured by a pledge of and security interest in the Preference Shares and any proceeds thereof and is a demand note. Each of the Grosses and GIC has agreed to forebear until the earlier to occur of 12 months from the date hereof or an event of bankruptcy for Global from demanding repayment of any balance due under the Gross Note and the GIC Note in return for a pledge of and security interest in the Conversion Shares.

          E. The parties hereto desire to enter into this Agreement with respect to the transactions described above.

     NOW, THEREFORE, in consideration of the foregoing and the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

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          1.  CONVERSION  OF  INDEBTEDNESS.  Global  hereby  agrees that all but
$45,000 of its debt position in TNCI UK shall be converted into 4,000,000 Ordinary Shares. Contemporaneously with the execution and delivery of this Agreement, (A) TNCI UK shall prepare and deliver a stock certificate in the name of Global Technologies, Ltd. representing 4,000,000 Ordinary Shares and shall deliver the same to Global, and (B) TNCI UK shall execute and deliver to Global the form of note attached hereto as Exhibit "A" representing the remaining unconverted indebtedness owed by TNCI UK to Global. At such time as the stock certificate is received by Global, Global shall mark any and all notes that it may have representing the indebtedness converted as "cancelled and satisfied", and shall provide copies of such cancelled and satisfied notes to TNCI UK.

          2. WAIVER OF RIGHTS. Global hereby agrees to waive any rights that it has with respect to its Preference Shares that are in addition to rights Global would have as an ordinary shareholder until it can convert its preference shares into Ordinary Shares, and that Global will so convert its Preference Shares as soon as it is possible for it to do so. Contemporaneously with the execution and delivery of this Agreement, Global shall provide a letter to TNCI UK setting forth such waiver and request for conversion.

          3. FINANCING SERVICES COMPENSATION. TNCI UK hereby agrees that in consideration of its services in securing the financing discussed above, TNCI UK shall execute and deliver to Global the form of warrant attached hereto as Exhibit "C", and hereby grants to Global the exclusive distributorship with respect to any of TNCI UK's products or technologies for the rail industry for the United States of America, which by its terms shall terminate immediately upon any event of Bankruptcy for Global (as defined in paragraph 5 below). TNCI UK agrees that contemporaneously with the execution and delivery hereof, TNCI UK shall execute and deliver to Global the warrant and shall provide a letter to Global the terms of which shall grant to Global the exclusive distributorship discussed above.

          4. CONSULTING AGREEMENT. TNCI UK hereby agrees that in consideration of its services in securing the financing discussed above and for the further consideration provided for in the Consulting Agreement, TNCI UK shall contemporaneously with the execution and delivery hereof execute and deliver to Ocean Castle the form of Consulting Agreement attached hereto as Exhibit "D".

          5. FORBEARANCE. Each of the Grosses and GIC hereby agree to forbear from demanding repayment of any and all principal balance outstanding under either of the Gross Note and the GIC Note until the earlier of the date that is 12 months from the date hereof or an event of Bankruptcy for Global (as defined below) in exchange for a pledge of and security interest in the Conversion Shares as additional security for the Gross Note and the GIC Note. Global hereby agrees to pledge such Conversion Shares to the Grosses and to GIC and to provide a security interest in such Conversion Shares to the Grosses and GIC in consideration of such agreement to forbear. Contemporaneously with the execution and delivery hereof, Global agrees that it shall prepare, execute and deliver such pledge agreements and financing statements, and/or amend any existing loan and pledge documentation and financing statements, as may be necessary to perfect such pledge and security interest. "Bankruptcy" shall mean (A) a receiver, liquidator or trustee of Global or of a substantial part of its properties shall be appointed by court order and such order shall remain in effect for more than 30 days; (B) Global shall be adjudicated bankrupt or insolvent; (C) a substantial part of the property of Global shall be sequestered by court order and such order shall remain in effect for more than 30 days; (D) a petition to reorganize Global under any bankruptcy, reorganization or insolvency law shall be filed against Global and shall not be dismissed within 30 days after such filing; (E) Global shall file a petition in voluntary bankruptcy or request reorganization under any provision of any bankruptcy, reorganization or insolvency law, or Global shall consent to the filing of any petition against it under any such law; or (F) Global shall make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or consent to the appointment of a receiver, trustee or liquidator of Global, or of all or any substantial part of its properties.

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          6. MISCELLANEOUS.

               (a) BINDING AND BENEFIT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns; provided that no party may assign any of its rights and/or obligations hereunder without the prior written consent of all other parties hereto.

               (b) INDULGENCES, ETC. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.


               (c) CONTROLLING LAW. This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed in accordance with the laws of the England and Wales.


               (d) FURTHER ASSURANCES. Each of the parties hereto agrees to execute and deliver or cause to be executed and delivered all such instruments and to take all such action as the other party may reasonably request or as may become necessary in order to effectuate the intent and purposes of and to carry out the terms of this Agreement.

               (e) EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

               (f) PROVISIONS SEPARABLE. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

               (g) ENTIRE AGREEMENT. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

               (h) PARAGRAPH HEADINGS. The Paragraph and subparagraph headings in this Agreement have been inserted for convenience of reference only; they form no part of this Agreement and shall not affect its interpretation.

               (i) GENDER, ETC. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context indicates is appropriate.

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     In WITNESS  WHEREOF,  the  undersigned  parties have executed and delivered this Agreement as of the 12th day of February 2002.


                                       TNCI UK LIMITED


                                       By: /s/ Stephen J. Ollier
                                           -------------------------------------
                                           Name: Stephen J. Ollier
                                                 -------------------------------
                                           Title: Managing Director
                                                  ------------------------------


                                       GLOBAL TECHNOLOGIES, LTD.


                                       By: /s/ Irwin L. Gross
                                           -------------------------------------
                                           Name: Irwin L. Gross
                                                 -------------------------------
                                           Title: Chariman & CEO
                                                  ------------------------------

                                       /s/ Irwin L. Gross
                                       -----------------------------------------
                                       Irwin L. Gross

                                       /s/ Linda Gross
                                       -----------------------------------------
                                       Linda Gross


                                       OCEAN CASTLE PARTNERS LLC


                                       By: /s/ Irwin L. Gross
                                           -------------------------------------
                                           Name: Irwin L. Gross
                                                 -------------------------------
                                           Title: Manager
                                                  ------------------------------


                                       GROSS INVESTMENT COMPANY LP
                                       By: GEG, Inc., General Partner

                                       By: /s/ Irwin L. Gross
                                           -------------------------------------
                                           Name: Irwin L. Gross
                                                 -------------------------------
                                           Title: President
                                                  ------------------------------

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